Reverse Merger with Bioblast Pharma Ltd.	12 Months Ended
Dec. 31, 2021
Reverse Merger With Bioblast Pharma Disclosure [Abstract]
REVERSE MERGER WITH BIOBLAST PHARMA LTD.

NOTE 8 – REVERSE MERGER WITH BIOBLAST PHARMA LTD.

As described in Note 1, the Merger completed between Enlivex R&D and Parent was accounted for as an issuance of shares by Enlivex R&D for the net assets of the Parent, accompanied by a recapitalization. Enlivex R&D was considered the acquirer for accounting and financial reporting purposes and acquired the assets and assumed the liabilities of the Parent, and Enlivex R&D gained control of the combined company after the Merger. The annual consolidated financial statements of the Company reflect the operations of the acquirer for accounting purposes together with a deemed issuance of shares, equivalent to the shares held by the former shareholders of the legal acquirer and a recapitalization of the equity of the accounting acquirer. The annual consolidated financial statements include the accounts of the Company and its subsidiaries since the effective date of the Merger and the accounts of Enlivex R&D since inception.

Prior to the Merger, on February 19, 2019, the Parent sold its pre-Merger clinical development programs for “Trehalose” to Seelos Therapeutics, Inc. (“Seelos”), a clinical-stage biopharmaceutical company. Under the terms of the agreement between the Parent and Seelos, Seelos paid $1.5 million upon closing and paid an additional $2 million upon the first anniversary of the closing. Seelos has agreed to pay additional milestone payments of up to $17 million upon completion of the related clinical study for Trehalose and approval of a New Drug Application by the FDA, as well as royalties. At the closing of the Merger, the Parent, Enlivex R&D, the Parent’s pre-Merger CEO, as representative of the pre-Merger Parent’s shareholders, and a rights agent entered into a Contingent Value Rights Agreement (the “CVR Agreement”). Pursuant to the CVR Agreement, the Parent’s shareholders immediately prior to the Merger received one CVR for each of the Parent’s ordinary shares held of record immediately prior to the closing of the Merger. Each CVR represents the right to receive payments based on the Parent’s pre-Merger clinical development programs. CVR holders are entitled to receive 100% of any payments up to $20 million received by the Company and 50% of any subsequent consideration in excess of such amount, in each case, net of all related transaction expenses.

The estimated fair value of the total consideration of the Merger was $5,152 thousand based on the shares of the Parent outstanding on the Merger date as adjusted per the merger agreement of 420,554 multiplied by the Company’s share price of $12.25 on the date of the Merger. The excess of the fair value of the consideration paid over the fair value of the net assets acquired as detailed below was $4,508 thousand.

The following summarizes the estimated fair value of the assets and liabilities acquired at the date of the Merger:

(in thousands)
Cash and cash equivalents	$44
Prepaid expenses and other receivables	632
Cash held with respect to CVR Agreement	1,500
Receivables for the sale of Trehalose	2,000
Trade payables	(10)
Due to CVR Holders	(3,500)
Other current liabilities	(22)
$644